TO OUR SHAREHOLDERS:


Total net assets at September 30, 1996 were $759.8 million, or $23.45 per share, compared to $599.2 million, or $21.75 per share, at December 31, 1995. The increase in net assets was the result of market appreciation and income earned on our portfolio, coupled with the acquisition of John A. Levin & Co., Inc. ("Levco") during June, which accounted for $90.9 million of the increase.

     For the nine months ended September 30, 1996, our net asset value total return was 15.3%, compared to 13.5% for the S&P 500 Index. Shareholder total return for the period was 15.3%.

Public Portfolio

     On July 1, 1996, Levco started managing our public portfolio. For the nine months ended September 30, 1996, the public portfolio total return was 12.9% versus 13.5% for the S&P 500 Index.

     Significant progress was made toward restructuring the portfolio during the third quarter to bring it in line with Levco's overall investment approach, which is best characterized as value-focused investing in large capitalization issues. This restructuring will continue over the coming quarters, bearing in mind tax considerations associated with the substantial unrealized appreciation in the public portfolio. Options and short sales against the box have been used by Levco to reduce market exposure and moderate risk during the restructuring, and to defer the realization of gain on certain public portfolio positions. These investments are detailed in the Statement of Investments under the headings "Purchased Put Options," "Written Call Options," and "Securities Sold Short."

Levco Valuation and Recent Operating Results

     The carrying value of the Baker Fentress investment in Levco and the other Levin companies is determined by the Baker Fentress Board of Directors, using a valuation methodology similar to that used for other restricted securities in our portfolio. An explanation of some of the factors used by the Board is included in Note (h) to the Statement of Investments.

     At September 30, 1996, Levco's assets under management totalled $6.44 billion, including the Baker Fentress public portfolio of $478 million. This compared to $5.14 billion of assets under management a year ago. For the three months ended September 30, 1996, Levco's operating revenues were $7.74 million, compared to $6.46 million for the same period last year.

Distribution Policy -- Estimate of Year-end Distribution

     Our minimum distribution policy calls for calendar year distributions to total at least 8% of average net assets for the 12-month period ended October
31. The partial year increases in net assets and shares outstanding attributable to the Levco acquisition, if included in the calculation, would reduce the 1996 minimum per share distribution target. Therefore, our 1996 minimum distribution amount will be calculated without considering the Levco continued on page 2

TO OUR SHAREHOLDERS continued

acquisition. Using this methodology, for the 11 months ended September 30, 1996, average net asset value was $23.24 per share; 8% of that amount is $1.86. We expect total distributions for 1996 to exceed this minimum payout amount because of increased net investment income and realized capital gain.

     You will remember that we paid a $0.20 per share mid-year ordinary income dividend on June 6, 1996. We plan to declare the year-end ordinary income dividend and the final 1996 capital gain distribution on November 7, 1996, with a projected payment date of December 5, 1996. As we have done in prior years, we will notify you of the year-end distribution amounts after they have been declared.

Partial Payoff of Revolving Credit Line

     As described in our recent proxy statement, we funded most of the cash portion of the Levco purchase price by borrowing $38 million under a revolving credit line with The Northern Trust Company. In late September 1996 we repaid $20 million, leaving a balance of $18 million. Our decision to repay part of the borrowing was based on the availability of cash in the portfolio, and the interest costs on the borrowing compared to the amount we could earn by investing the cash in short-term investments.

Private Placement Portfolio

     No new private placement acquisitions were completed during the third quarter. The outlook for new investments continues to be impacted by very competitive market conditions. We intend to maintain our investment discipline, pursuing only those opportunities offering potential returns that justify the risk assumed.

     During the quarter, Champion Healthcare Corporation completed its merger with Paracelsus Healthcare Corporation. Our $8 million Champion debenture was redeemed at par plus a prepayment premium of 6%, and all Champion equity securities held by Baker Fentress were converted into a total of 535,443 Paracelsus common shares. Paracelsus shares are listed on the NYSE under the ticker symbol "PLS". Paracelsus shares declined sharply in early October when it announced that third quarter results would be lower than previous estimates. The earnings shortfall was attributed to problems at several hospitals in southern California operated by Paracelsus prior to the Champion merger.

     After its June recapitalization, Citadel Communications Corporation completed a merger and undertook the first in a series of acquisitions it plans to complete between now and year-end. Citadel also prepaid $7 million of debentures held by Baker Fentress with borrowings under a $150 million syndicated bank credit facility the company obtained in early October. This redemption included a 6% prepayment premium.

     Following this letter is an interview with Scott Smith, who is in charge of our private placement portfolio. We hope this question and answer session enhances your understanding of this portfolio sector.

TO OUR SHAREHOLDERS continued


Consolidated-Tomoka Land Co.

     Our 80%-owned controlled affiliate, Consolidated-Tomoka Land Co. ("CTO"), reported profit of $2,134,789, or $0.34 per share, for the nine months ended September 30, 1996. This compares to a profit of $6,669 for the same period last year.

     Results for the current year were favorably impacted by significantly improved results from citrus due to a record harvest. In addition, there were increased closings of real estate sales transactions during 1996, compared to the first nine months of 1995. Interest in the land surrounding the Interstate 95 interchanges on CTO's property remains strong.

     In July 1996, CTO declared a semi-annual dividend of $0.30 per share. This resulted in total dividends for 1996 of $0.55 per share, compared to $0.45 for 1995.

Comments on U.S. Equity Market

     In the third quarter, the stock market recovered from its 1996 lows established in July, posting particularly strong gains in September. Equities have benefitted from a confluence of positive fundamental components, including a favorable economic backdrop, a rise in global demand for goods and services provided by U.S. companies, and the application of new technologies which have served either to accelerate revenue growth or to improve the efficiency of corporate cost structures.

     The unbroken nature and magnitude of the current stock market advance has been remarkable. Significantly, there has not been a 10% correction on a monthly basis since October 1990, and the market has risen 20 of the previous 22 months. Historic experience would suggest the possibility of a corrective phase in the stock market even if earnings and cashflows were to continue their upward trend.

     In this environment, we have chosen to operate with a diverse portfolio emphasizing large capitalization securities and outstanding value based on current and prospective cashflows. As the stock market has moved ahead, our search for companies engaged in enhancing shareholder value has led us to several that have undertaken various actions which we believe could cause share price appreciation. The steps these companies are taking include: spinning off valuable divisions, divesting underperforming operations, making acquisitions that increase earnings and repurchasing their own shares. Because these initiatives are internally-driven, we believe these companies are well positioned to sustain and augment their values.


/s/ James P. Gorter

James P. Gorter
Chairman of the Board



/s/ John A. Levin

John A. Levin
President and Chief Executive Officer

INTERVIEW: A Look at Baker Fentress Private Placements


     Recently, Scott Smith, our Executive Vice President in charge of private placements, was asked a series of questions in which shareholders have been interested. We think the interview will help you better understand this portion of the Baker Fentress portfolio.

Question:       Why does Baker Fentress invest in private placements?

Mr. Smith:      Baker Fentress has a long history of investing in private
                placements, and our experience is that attractive rates of return are available from these securities over time. Presently, about 10% of our net assets are invested in private placements.
                We expect this percentage will range between its current level and as much as 15-20% of net assets.

Question:       Do private placements resemble venture capital investments?

Mr. Smith:      Our private placements share some traits with venture capital investments, including limited liquidity and a relatively long holding period. However, in general, the companies in which we invest are more mature than a typical venture capital situation.
                We do not invest in start-ups or companies with a limited operating history.

Question:       What type of companies are considered for BKF private
                placements?

Mr. Smith:      We consider companies from a broad range of industries and economic sectors. We look for businesses which demonstrate both stable operating histories and the potential for growth.

Question:       How do you screen companies for private placement investments?

Mr. Smith:      We conduct extensive due diligence on potential portfolio
                companies including industry and financial analysis and personal checks on management. We believe the strong research capabilities of John A. Levin & Co., Inc. will complement our current efforts in this area.

Question:       How much do you initially invest in a typical private placement?

Mr. Smith:      Our initial investment is usually between $6 and $10 million.

INTERVIEW: A Look at Baker Fentress Private Placements continued


Question:       What type of securities do you normally acquire in a private placement?

Mr. Smith:      We usually purchase subordinated debentures generating
                significant current income accompanied by some type of equity security. The equity investment may take the form of a direct purchase of preferred or common stock or an indirect interest in the form of warrants or a convertibility feature.

Question:       What is the usual holding period for an investment?

Mr. Smith:      We anticipate an average holding period of three to five years before an event, such as an initial public offering (IPO), a sale, or a refinancing of the portfolio company, provides us an opportunity to gain liquidity on an investment.

Question:       What has been the recent performance of the private placement portfolio?

Mr. Smith:      For the one, two, and three-year periods ended September 30,
                1996, the private placement portfolio generated total annual returns of 43.5%, 24.4%, and 27.6%, respectively. This compares favorably with our targeted returns for private placements.

Question:       What's your outlook for private placements?

Mr. Smith:      Market conditions have grown more competitive since I joined
                Baker Fentress in 1989. Investment returns in the next few years may be somewhat lower than those experienced in the recent past.
                However, we still believe good investment opportunities are available, and we plan to pursue them with the same discipline and focus we have in the past.


STATEMENT OF INVESTMENTS

September 30, 1996 - Unaudited                          Shares      Value
                                                        ------      -----

INVESTMENTS IN UNAFFILIATED ISSUERS - 66.75%

Public - 58.76%
  Common Stock - 57.95%
    Basic Industry - 5.13%
      Air Products & Chemicals, Inc...................  123,500  $ 7,193,875
      Allegheny Teledyne Incorporated (b).............  200,000    4,525,000
      Great Lakes Chemical Corporation................  150,000    8,550,000
      USG Corporation (b).............................  150,000    4,443,750
      W.R. Grace & Co.................................  110,000    8,277,500
      Wausau Paper Mills Company......................  311,840    6,002,920
                                                                 -----------
                                                                  38,993,045
                                                                 -----------
    Capital Goods - 9.67%
      The Boeing Company..............................  117,500   11,103,750
      Corning Incorporated............................  106,000    4,134,000
      Electronic Data Systems Corporation.............   90,000    5,523,750
      Foster Wheeler Corporation......................  175,000    7,656,250
      General Electric Company........................   40,000    3,640,000
      Harnischfeger Industries, Inc...................  346,420   13,077,355
      Jacobs Engineering Group Inc. (b)...............  120,000    2,700,000
      Litton Industries, Inc. (b).....................   88,000    4,323,000
      Lockheed Martin Corporation.....................   36,000    3,244,500
      The Manitowoc Company, Inc......................  181,000    5,814,625
      Molten Metal Technology, Inc. (b)...............   49,000    1,568,000
      Viking Office Products, Inc. (b)................   50,000    1,500,000
      York International Corporation..................  190,000    9,215,000
                                                                 -----------
                                                                  73,500,230
                                                                 -----------

    Communication Services - 1.69%
      MCI Communications Corporation..................  500,000   12,812,500
                                                                 -----------
    Consumer Cyclical - 2.73%
      Eastman Kodak Company...........................   60,000    4,710,000
      General Motors Corporation......................  100,000    4,800,000
      Owens Corning...................................  100,000    3,687,500
      Tribune Company.................................   96,000    7,488,000
                                                                 -----------
                                                                  20,685,500
                                                                 -----------
    Consumer Noncyclical - 3.85%
      Newell Co.......................................  400,000   12,000,000
      Time Warner Inc.................................  130,000    5,005,000
      Tupperware Corporation..........................  143,200    7,016,800
      U S West Media Group (b)........................  310,000    5,231,250
                                                                 -----------
                                                                  29,253,050
                                                                 -----------
    Energy - 3.96%
      Chesapeake Energy Corp. (b).....................  270,000   16,908,750
      Union Texas Petroleum Holdings, Inc.............  420,000    9,082,500
      USX-Marathon Group..............................  189,200    4,091,450
                                                                 -----------
                                                                 $30,082,700
                                                                 -----------

6
    See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS



September 30, 1996 - Unaudited                         Shares       Value
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
  Finance - 10.33%
   Aetna Inc..........................................  115,000  $  8,093,125
   Aon Corporation....................................  170,000     9,222,500
   Barnett Banks, Inc.................................  400,000    13,500,000
   The Chase Manhattan Corporation....................   70,000     5,608,750
   Citicorp...........................................   47,500     4,304,688
   Franklin Resources, Inc............................   35,000     2,323,125
   General Re Corporation.............................   70,000     9,922,500
   TIG Holdings, Inc..................................  275,000     8,250,000
   T. Rowe Price Associates, Inc......................  375,600    12,207,000
   Unitrin, Inc.......................................  102,000     5,023,500
                                                                 ------------
                                                                   78,455,188
                                                                 ============
  Health Care - 4.44%
   Baxter International Inc...........................  135,000     6,277,500
   Health Management Associates, Inc., Class A (b)....  262,500     6,562,500
   Housecall Medical Resources, Inc. (b)..............  111,000       582,750
   Pediatrix Medical Group, Inc. (b)..................   29,600     1,483,700
   Pharmacia & Upjohn, Inc............................  154,500     6,373,125
   United HealthCare Corporation......................  300,000    12,487,500
                                                                 ------------
                                                                   33,767,075
                                                                 ============
  Technology - 12.58%
   Cascade Communications Corp. (b)...................  260,000    21,190,000
   Cisco Systems, Inc. (b)............................  300,000    18,618,750
   General Motors Corporation, Class H................   90,000     5,197,500
   Glenayre Technologies, Inc. (b)....................   55,000     1,265,000
   International Business Machines Corporation........   62,500     7,781,250
   Nextel Communications, Class A (b).................  340,000     6,290,000
   Solectron Corporation (b)..........................  280,000    13,720,000
   Tellabs, Inc. (b)..................................  195,000    13,771,875
   Ultratech Stepper, Inc. (b)........................  105,000     1,981,875
   Varian Associates, Inc.............................  120,000     5,760,000
                                                                 ------------
                                                                   95,576,250
                                                                 ============
  Transportation - 1.26%
   Heartland Express, Inc. (b)........................   98,657     2,787,060
   Union Pacific Corporation..........................   93,000     6,812,250
                                                                 ------------
                                                                    9,599,310
                                                                 ============
  Utilities - 1.59%
   PanEnergy Corp.....................................  350,000    12,118,750
                                                                 ------------
  Miscellaneous - 0.72%
   Hanson PLC ADR.....................................  441,400     5,462,325
                                                                 ------------
     Total common stock (Cost $280,712,837)...........            440,305,923
                                                                 ------------
 Preferred Stock - 0.24%
   Aetna Inc., 6.25% Class C..........................   25,000     1,821,875
                                                                 ------------
    Total preferred stock (Cost $1,625,491)...........              1,821,875
                                                                 ------------
 Convertible Bonds - 0.38%
   Alza Corporation, 5.00% due 05/01/2006.............3,000,000     2,925,000
                                                                 ------------
    Total convertible bonds (Cost $2,883,125).........           $  2,925,000
                                                                 ------------


    See accompanying Notes to Statement of Investments


STATEMENT OF INVESTMENTS

September 30, 1996 - Unaudited                                                            Shares, Principal
                                                                                               Amount
                                                                                             or Contracts       Value
                                                                                          -----------------  ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
  Purchased Put Options - 0.19%
                                                                          Expiration Date/
                                                                            Strike Price
                                                                          ----------------
        The Boeing Company..............................................    Jan 97/80.00                200  $     17,500
        Cisco Systems, Inc..............................................    Jan 97/45.00                550        34,375
        Cisco Systems, Inc..............................................    Jan 97/50.00                150        18,750
        Cisco Systems, Inc..............................................    Jan 97/55.00                800       190,000
        MCI Communications Corporation..................................    Jan 97/20.00                500         6,250
        MCI Communications Corporation..................................    Jan 97/22.50                400        25,000
        Solectron Corporation...........................................    Jan 97/30.00                250         1,562
        Solectron Corporation...........................................    Jan 97/35.00              1,600       100,000
        Tellabs, Inc....................................................    Dec 96/60.00                800       160,000
        United HealthCare Corporation...................................    Dec 96/47.50              1,350       860,625
                                                                                                             ------------
               Total purchased put options (Cost $2,860,307)...............................                     1,414,062
                                                                                                             ------------
               Total public portfolio (Cost $288,081,760)..................................                   446,466,860
                                                                                                             ------------
Private Placement - 7.99%
        County Seat Holdings, Inc. -- speciality retailer
           Common stock (b)(c)(d)...........................................................        111,067             -
        DuroLite International, Inc. -- manufacturer and distributor of specialized lighting products
           Convertible Preferred Stock (b)(c)(d)............................................          2,500     2,627,250
           12% Subordinated Note due 11/03/2004.............................................    $ 8,000,000     7,872,750
        Echlin, Inc. -- manufacturer of automotive parts and components
           Common stock (c)(e)..............................................................        553,162    15,619,912
        Home State Holdings, Inc. -- property and casualty insurers
           11.50% Subordinated Note due 10/03/2004..........................................    $10,050,000     9,629,458
           Stock Purchase Warrants Expiring 10/03/2004 (c)(d)...............................        150,750       472,941
        Paracelsus Healthcare Corporation -- hospital management company
           Common stock (b)(c)(f)...........................................................        535,443     4,337,088
        Security Capital U.S. Realty -- real estate investment trust
           Common stock (b)(c)(d)...........................................................        983,528    10,000,000
        TBN Holdings Inc. -- hazardous waste recycler
           12% Subordinated Note due 12/31/2002 (c)(d)(g)...................................    $ 8,000,000     8,000,000
           Series C-3 Convertible Preferred Stock (b)(c)(d).................................      1,511,628             -
           Stock Purchase Warrants Expiring 12/31/2002 (c)(d)...............................      1,100,000             -
        Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)...........................    $   211,198     2,011,258
        Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)....................    $    60,516       103,660
                                                                                                             ------------
               Total private placement portfolio (Cost $57,340,219).........................                   60,674,317
                                                                                                             ------------
        Total investments in unaffiliated issuers (Cost $345,421,979).......................                 $507,141,177
                                                                                                             ------------

        See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS


September 30, 1996 - Unaudited                                                 Shares, Principal
                                                                                    Amount
                                                                                 or Contracts           Value
                                                                               -----------------     ------------
INVESTMENTS IN CONTROLLED AFFILIATES - 30.53%

     Publicly-Traded - 11.10%
          Consolidated-Tomoka Land Co., common stock
           (majority-owned) -- development of Florida real estate;
           production and sale of citrus fruit (Cost $5,030,627)................     5,000,000       $ 84,375,000
                                                                                                     ------------
     Private Placement - 2.08%
          Citadel Communications Corporation -- radio broadcasting
            Series A Convertible Preferred Stock (b)(c)(d)......................       746,412          8,770,339
          Citadel Broadcasting Corporation -- radio broadcasting
           12% Class A Subordinated Note due 06/30/2000 (c)(d)..................   $ 7,000,000          7,000,000
                                                                                                     ------------
            Total private placement portfolio (Cost $8,860,996).................                       15,770,339
                                                                                                     ------------
    Wholly-Owned Subsidiary - 17.35%
          Levin Management Co., Inc. -- investment management
           Common stock (c)(d)(h)...............................................         1,000         66,155,368
           9.75% Notes due 06/28/1999 (c)(d)(h).................................   $65,000,000         65,000,000
           9.75% Note due 03/15/1997 (c)(d)(h)..................................   $   645,000            645,000
                                                                                                     ------------
            Total wholly-owned subsidiary (Cost $121,121,609)...................                      131,800,368
                                                                                                     ------------
          TOTAL INVESTMENTS IN CONTROLLED AFFILIATES (COST $135,013,232)........                      231,945,707
                                                                                                     ------------
MONEY MARKET SECURITIES - 5.30%
          U.S. Treasury bill -- 5.07% due 11/21/1996............................   $ 1,000,000            992,677
          U.S. Treasury bills -- 5.05% to 5.14% due 01/23/1997..................   $40,000,000         39,350,410
                                                                                                     ------------
          TOTAL INVESTMENTS IN MONEY MARKET SECURITIES (COST $40,343,087).......                       40,343,087
                                                                                                     ------------
          TOTAL INVESTMENTS - 102.58% (Cost $520,778,298).......................                      779,429,971
                                                                                                     ------------
WRITTEN CALL OPTIONS - (0.43%)
                                                                  Expiration Date/
                                                                    Strike Price
                                                                  ----------------
          Cascade Communications Corp.........................      Oct 96/70.00           150           (189,375)
          Chesapeake Energy Corp..............................      Dec 96/45.00            75           (142,500)
          Chesapeake Energy Corp..............................      Dec 96/55.00           775           (881,563)
          Cisco Systems, Inc..................................      Jan 96/65.00           300           (135,000)
          Solectron Corporation...............................      Jan 96/40.00           300           (348,750)
          Solectron Corporation...............................      Jan 96/45.00         1,000           (837,500)
          Tellabs, Inc........................................      Dec 96/60.00           300           (416,250)
          Tellabs, Inc........................................      Dec 96/70.00           450           (320,625)
                                                                                                     ------------
          TOTAL WRITTEN CALL OPTIONS (PREMIUMS RECEIVED $1,364,153).............                     $ (3,271,563)
                                                                                                     ------------

          See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS

September 30, 1996 - Unaudited                                                          Shares           VALUE
                                                                                       --------      ------------
SECURITIES SOLD SHORT - (2.17%)
          Cascade Communications Corp...........................................        90,000       $ (7,335,000)
          Chesapeake Energy Corp................................................       102,500         (6,419,063)
          Cisco Systems, Inc....................................................        10,000           (620,625)
          Tellabs, Inc..........................................................        30,000         (2,118,750)
                                                                                                     ------------
          TOTAL SECURITIES SOLD SHORT (PROCEEDS $14,080,255)....................                      (16,493,438)
                                                                                                     ------------
          OTHER ASSETS LESS LIABILITIES - 0.02%................................                          142,579
                                                                                                     ------------
          NET ASSETS - 100.00%..................................................                     $759,807,549
                                                                                                     ------------

        (a) Based on the cost of investments of $469,873,616, for federal income tax purposes at September 30, 1996, net unrealized appreciation was $309,556,355, which consisted of gross unrealized appreciation of $318,610,361 and gross unrealized depreciation of $9,054,006.
        (b) Non-income producing security.
        (c) Securities subject to legal or contractual restrictions on sale. Valued at cost on the dates of acquisition and at a fair value as determined by the Board of Directors of the Company as of September 30, 1996. The aggregate value of restricted securities was $208,245,024, or 27.41% of net assets, at September 30, 1996.
        (d) There were no unrestricted securities of the same issue outstanding on September 30, 1996 or the dates of acquisition.
        (e) Represents 90% of the current market price of unrestricted common stock of Echlin, Inc.
        (f) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.
        (g) Security not current as to payment of interest.
        (h) Securities issued by Levin Management Co., Inc. ("Levco") are valued at a fair value as determined by the Board of Directors of Baker, Fentress & Company based upon all factors deemed relevant by the Board. The estimated carrying values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the estimated fair values may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.
               The quantitative and qualitative factors considered by the Board of Directors include, but are not limited to, type of securities, marketability, restrictions on disposition, comparative valuation of securities of other publicly-traded investment management companies, valuation of recent mergers and acquisitions of similar companies, types of assets under management, current financial condition and operating results of Levco, growth of assets under management and operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

10          See accompanying Notes to Statement of Investments

PORTFOLIO CHANGES EXCEEDING $2.5 MILLION

Quarter Ended September 30, 1996 - Unaudited

Purchases                                           Cost
---------                                       ------------
Aetna Inc.....................................  $  7,864,172
TIG Holdings, Inc.............................     7,858,423
W.R. Grace & Co...............................     7,589,000
Air Products & Chemicals, Inc.................     7,027,339
Tribune Company...............................     6,628,960
Pharmacia & Upjohn, Inc.......................     6,588,213
Union Pacific Corporation.....................     6,553,070
Tupperware Corporation........................     6,277,579
International Business
  Machines Corporation........................     6,217,653
Baxter International Inc......................     6,153,859
U S West Media Group..........................     5,597,323
Hanson PLC ADR................................     5,551,066
General Motors Corp., Class H.................     5,282,304
General Motors Corp...........................     5,241,210
Time Warner, Inc..............................     5,047,374
The Chase Manhattan Corporation...............     4,840,950
Unitrin, Inc..................................     4,681,628
Electronic Data Systems Corp..................     4,630,952
Eastman Kodak Company.........................     4,340,672
USX Marathon Group............................     3,926,075
Allegheny Teledyne Incorporated...............     3,914,668
Corning Incorporated..........................     3,852,049
Citicorp......................................     3,827,288
Litton Industries, Inc........................     3,783,921
General Electric Company......................     3,285,525
Alza Corporation,
  5% Conv. Bond, 05/01/2006...................     2,883,125
Lockheed Martin Corporation...................     2,870,752
                                                ------------
                                                $142,315,150
                                                ============

-----------
*Private placement


COMPANY DESCRIPTION

Baker, Fentress & Company is a domestic equity closed-end fund listed on the New York Stock Exchange (Symbol: BKF). It invests primarily for long-term capital appreciation. The public portfolio portion of the Company is managed by John A. Levin & Co., Inc., a subsidiary. The balance of the portfolio is internally managed by the Company's officers under the supervision of its Board of Directors. The business of the Company was started in 1891. Other features include:

 . Publicly-traded companies with focus on long-term appreciation and capital protection

 . Illiquid private placements and controlled affiliates with higher risks but greater potential for growth

 . Long-term investments which have significant unrealized appreciation

 . Minimum 8% annual distribution policy

Sales                                         Proceeds
-----                                       ------------
Atmel Corporation.........................  $ 12,063,620
Health Care & Retirement Corp.............    10,330,127
KLA Instruments Corporation...............    10,278,428
Xilinx, Inc...............................     9,600,943
EMC Corporation...........................     9,517,542
Champion Healthcare Corp.*................     8,480,000
Viking Office Products, Inc...............     8,470,015
Stryker Corporation.......................     8,313,129
Biogen, Inc...............................     8,051,880
Wausau Paper Mills Company................     7,154,680
Ultratech Stepper, Inc....................     7,120,897
Foundation Health Corporation.............     7,065,016
DSC Communications Corp...................     6,880,626
C-Cube Microsystems, Inc..................     6,864,380
Glenayre Technologies, Inc................     6,858,276
Franklin Resources, Inc...................     6,842,962
Nextel Communications, Class A............     6,236,254
Watson Pharmaceuticals, Inc...............     5,778,120
Health Management Assoc., Inc.............     5,219,739
RailTex, Inc..............................     4,798,718
Chesapeake Energy Corp....................     4,465,015
Sybase, Inc...............................     4,122,259
Heartland Express, Inc....................     3,466,559
York International Corporation............     2,786,307
                                            ------------
                                            $170,765,492
                                            ============

SELECTED DATA

As of September 30, 1996

Total net assets..........................  $759,807,549
Shares outstanding........................    32,402,520

Per Share

    Net asset value.......................  $      23.45
    Market price..........................        19.125

DIRECTORS AND OFFICERS

BOARD OF DIRECTORS

Frederick S. Addy       Jeffrey A. Kigner

Bob D. Allen            John A. Levin

Eugene V. Fife          Burton G. Malkiel

J. Barton Goodwin       David D. Peterson

James P. Gorter         Melody L. Prenner Sarnell

David D. Grumhaus       William H. Springer

Richard M. Jones


OFFICERS

James P. Gorter         Chairman of the Board

John A. Levin           President and
                          Chief Executive Officer

James P. Koeneman       Executive Vice President
                          and Secretary

Scott E. Smith          Executive Vice President

Janet Sandona Jones     Vice President, Treasurer
                          and Assistant Secretary

Lana L. Spence          Assistant Treasurer

CORPORATE DATA

Transfer and Dividend Disbursing Agent
Harris Trust and Savings Bank
(312) 461-3309

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
(312) 236-9190 or
(800) BKF-1891

                       [RECYCLING LOGO]

The Company's Report to Shareholders is printed on recycled paper. We encourage recycling and use of recycled products.


Baker, Fentress & Company


                REPORT TO

                SHAREHOLDERS




   THIRD QUARTER

   September 30, 1996